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                                                                   EXHIBIT 10.74




                                AMENDMENT NO. 4
                                       TO
                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                          AMBASSADOR APARTMENTS, L.P.


     AMENDMENT NO. 4, dated as of April 7, 1997 (this "Amendment No. 4"), by and among Ambassador Apartments, Inc. (formerly Prime Residential, Inc.), a Maryland corporation, in its capacity as general partner (the "General Partner") of Ambassador Apartments, L.P. (formerly Prime Residential, L.P.), a Delaware limited partnership (the "Partnership"), and the limited partners listed on Exhibit A to the Partnership's Amended and Restated Agreement of Limited Partnership dated as of August 31, 1994, as amended through the date hereof (the "Partnership Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Partnership Agreement.

                                   RECITALS:

     WHEREAS, prior to the date hereof, the General Partner issued and sold in the aggregate 116,000 shares of Common Stock, par value $.01 per share, to certain current and former employees upon the exercise of outstanding stock options, the net proceeds of which were contributed to the Partnership in exchange for 116,000 Common Units;

     WHEREAS, on April 7, 1997, the Partnership issued 32,990 Common Units to Debra A. Cafaro in exchange for $800,000 and Ms. Cafaro agreed to become a Limited Partner in the Partnership and to be bound the terms and conditions of the Partnership Agreement; and

     WHEREAS, Section 14.7 of the Partnership Agreement authorizes the General Partner to amend the Partnership Agreement without the Consent of the Partners to reflect the issuance of Common Units pursuant to Sections 4.3 and 4.4 of the Partnership Agreement.

     NOW THEREFORE, the General Partner, on behalf of all Partners, hereby amends the Partnership Agreement as follows:

           1. Exhibit A to the Partnership Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto to reflect the issuance to the General Partner of 116,000 Common Units and the issuance to Debra A. Cafaro of 32,990 Common Units.




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           2. Except as amended by this Amendment No. 4, the Partnership
      Agreement remains unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 as of the date and year first above written.

GENERAL PARTNER:

AMBASSADOR APARTMENTS, INC.


By: ________________________________
      Name:
      Title:


LIMITED PARTNERS:

THE PRIME GROUP, INC.
PRIME GROUP LIMITED PARTNERSHIP
DAVID M. GLICKMAN
ADAM D. PETERSON
PRIME GROUP IV, L.P.
EDWARD J. JOHN
MICHAEL W. RESCHKE
RAY R. GRINVALDS
ROBERT J. RUDNICK
WARREN H. JOHN
DEBRA A. CAFARO


By:  Ambassador Apartments, Inc. as
     Attorney in Fact for the Limited
     Partners pursuant to Section 2.6
     of the Partnership Agreement


     By: ___________________________
         Name:
         Title:





                                      2
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                                   EXHIBIT A
                    PARTNERSHIP UNITS (AS OF APRIL 7, 1997)


                                            NUMBER OF
                                           COMMON UNITS
                              NUMBER OF     OTHER THAN      TOTAL         NUMBER OF
                               INITIAL       INITIAL      NUMBER OF        CLASS A
GENERAL PARTNER              COMMON UNITS  COMMON UNITS  COMMON UNITS  PREFERRED UNITS
---------------              ------------  ------------  ------------  ---------------
Ambassador Apartments, Inc.      17,280     9,158,900     9,176,180       1,351,351

LIMITED PARTNERS
----------------
The Prime Group, Inc.           359,375                     359,375
David M. Glickman              156,250*                    156,250*
Adam D. Peterson                               15,625        15,625
Prime Group IV, L.P.          244,166**                   244,166**
Edward J. John                52,839***                   52,839***
Michael W. Reschke            29,505***                   29,505***
Ray R. Grinvalds               1,568***                    1,568***
Robert J. Rudnick              1,500***                    1,500***
Warren H. John                 1,500***                    1,500***
Debra A. Cafaro                                32,990        32,990

Total Common Units Held by
Limited Partners                                            895,318

TOTAL COMMON UNITS                                       10,071,498

TOTAL CLASS A
  PREFERRED UNITS                                                         1,351,351

* Includes 2,683 and 153,567 Initial Common Units, respectively, that The Prime Group, Inc. and Prime Group Limited Partnership transferred to David M. Glickman immediately following the Completion of the Offering. All Common Units transferred to David M. Glickman constitute Initial Common Units.

** Represents 328,125 Initial Common Units transferred by Prime Group Limited Partnership to Prime Group IV, L.P. immediately following the Completion of the Offering. All of these Common Units transferred to Prime Group IV, L.P. constitute Initial Common Units.

*** Represents Initial Common Units transferred by Prime Group Limited Partnership and/or Prime Group IV, L.P. in February 1996. All such Common Units constitute Initial Common Units.


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CAPITAL CONTRIBUTIONS OF GENERAL PARTNER

1.   Initial Capital Contribution of General Partner: $110,592,149

2. Additional Capital Contribution of General Partner as of September 20, 1994: $17,105,376

3.   Additional Capital Contribution of General Partner as of August 12, 1996:
     $24,123,000

4. Additional Capital Contribution of General Partner as of February 5, 1997: $1,902,500

5.   Additional Capital Contribution of General Partner as of March 24, 1997:
     $15,250

Total Capital Contribution of General Partner: $153,738,275

                                    JOINDER


     Effective as of the date written below, the undersigned hereby joins in that certain Amended and Restated Agreement of Limited Partnership Agreement of Ambassador Apartments, L.P. (formerly Prime Residential, L.P.), dated as of August 31, 1994, as amended from time to time (the "Partnership Agreement"), for the purposes of becoming a party thereto as a Limited Partner therein and agrees to be bound by all of the terms and conditions of the Partnership Agreement, including, without limitation, the power of attorney granted in
Section 2.6. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Partnership Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Joinder as of the 7th day of April, 1997.


                                        ______________________
                                        Debra A. Cafaro